IVY FUNDS

Delaware Ivy Accumulative Fund (formerly, Ivy Accumulative Fund)
Delaware Ivy Wilshire Global Allocation Fund (formerly, Ivy Wilshire Global Allocation Fund)
Delaware Ivy Apollo Strategic Income Fund (formerly, Ivy Apollo Strategic Income Fund)
Delaware Ivy California Municipal High Income Fund (formerly, Ivy California Municipal High Income Fund)
Delaware Ivy Corporate Bond Fund (formerly, Ivy Corporate Bond Fund)
Delaware Ivy Crossover Credit Fund (formerly, Ivy Crossover Credit Fund)
Delaware Ivy Government Securities Fund (formerly, Ivy Government Securities Fund)
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund (formerly, Ivy Pictet Emerging Markets Local Currency Debt Fund)
Delaware Ivy Pictet Targeted Return Bond Fund (formerly, Ivy Pictet Targeted Return Bond Fund)
Delaware Ivy PineBridge High Yield Fund (formerly, Ivy PineBridge High Yield Fund)
Delaware Ivy International Small Cap Fund (formerly, Ivy International Small Cap Fund)
Delaware Ivy Apollo Multi-Asset Income Fund (formerly, Ivy Apollo Multi-Asset Income Fund)
Delaware Ivy Cash Management Fund (formerly, Ivy Cash Management Fund)
Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund (formerly, Ivy ProShares S&P 500 Dividend Aristocrats Index Fund)
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund (formerly, Ivy ProShares Russell 2000 Dividend Growers Index Fund)
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund (formerly, Ivy ProShares Interest Rate Hedged High Yield Index Fund)
Delaware Ivy ProShares S&P 500 Bond Index Fund (formerly, Ivy ProShares S&P 500 Bond Index Fund)
Delaware Ivy ProShares MSCI ACWI Index Fund (formerly, Ivy ProShares MSCI ACWI Index Fund)

INVESTED PORTFOLIOS

InvestEd 90 Portfolio
InvestEd 80 Portfolio
InvestEd 70 Portfolio
InvestEd 60 Portfolio
InvestEd 50 Portfolio
InvestEd 40 Portfolio
InvestEd 30 Portfolio
InvestEd 20 Portfolio
InvestEd 10 Portfolio
InvestEd 0 Portfolio

Supplement to the current Statutory Prospectus (the “Prospectus”)
(each, a “Fund” and together, the “Funds”)

1.	Effective immediately, the section of the Prospectus entitled “Buying Shares – To add to your account by telephone or internet” is deleted and replaced with the following:

To add to your account by telephone or internet:  Generally, you (and your financial professional when expressly authorized by you) are automatically eligible to purchase Class A, Class C or Class E shares of a Fund (or InvestEd Portfolios, where applicable) by Automated Clearing House (ACH) via telephone or internet access (where permitted).  To do so, you must have an existing account number.  Please call 888 923-3355 to report your purchase.  For internet transactions, you may not execute trades greater than $25,000 per Fund per day.  If you need to establish an account for Class I or Class Y shares, you may call 888 923-3355 to obtain an account application.  You may then mail a completed application to WISC at the above address.  The ability to submit ACH purchase transactions is dependent on having your bank information on your mutual fund account.  Please contact your financial professional to add ACH transaction capability.  To remove this automatic option, please call 888 923-3355 or submit a written request at the above address.

2.	Effective immediately, the section of the Prospectus entitled “Selling Shares – By telephone or internet” is deleted and replaced with the following:
By telephone or internet:  Generally, you (and your financial professional when expressly authorized by you) are automatically eligible to redeem your shares by telephone or internet as set forth below.  You may request to receive payment of your redemption proceeds via direct ACH (for Class A, Class B, Class C or Class E shares (or InvestEd Portfolios, where applicable)) or via wire (for Class A, Class B or Class C shares).  A fee of $10 per transaction will be charged for wire redemptions on all classes except Class I and Y.  To redeem your Class A, Class B, Class C or Class E shares (or InvestEd Portfolios, where applicable), call 888 923-3355 or place your redemption order at ivyinvestments.com (where permitted), and give your instructions to redeem your shares via ACH or via wire, as applicable.  To redeem your Class I and Y shares, submit a written request at the address below and give your instructions to redeem your shares via ACH or via wire, as applicable.  You may also request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days).  For your protection, banking information generally must be established on your account for a minimum of 10 days before either a wire redemption or ACH redemption will be processed.  Requests by internet can only be accepted for amounts up to $50,000 per Fund per day.  WISC can send redemption proceeds via wire only to a United States domestic bank.  Foreign wires are not permitted.  The ability to submit ACH redemption transactions is dependent on having your bank information on your mutual fund account.  Please contact your financial professional to add ACH transaction capability.  To remove this automatic option, please call 888 923-3355 or submit a written request at the address above.
3.	Effective immediately, the section of the Prospectus entitled “Selling Shares – Selling your Ivy InvestEd Plan Class E Shares” (where applicable) is deleted and replaced with the following:
Selling your Ivy InvestEd Plan Class E Shares (or InvestEd Portfolios, where applicable):  Only the Account Owner (and the Account Owner’s financial professional when expressly authorized by the Account Owner) may request withdrawals from an Ivy InvestEd Plan account, which will be accomplished by selling (redeeming), at any time, some or all of the account’s shares, subject to a penalty if applicable.
4.	Effective immediately, the following paragraph in the Prospectus is revised as follows:
Broker-dealers that perform account purchase and redemption transactions for their clients are responsible for obtaining their clients’ permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.
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A Fund or Prospectus may not offer all share classes discussed above.  The InvestEd Portfolios are offered by a stand-alone Prospectus, where the headings may differ from those noted above.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated August 3, 2021.